Discontinued Operations	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Discontinued Operations
In February 2016, the Company sold Neighborhood Diabetes to Liberty Medical for approximately $5 million in cash, subject to certain customary closing adjustments. The financial statements have been adjusted to reflect the discontinued operations of Neighborhood Diabetes. The results of operations, assets, and liabilities of Neighborhood Diabetes, are classified as discontinued operations for all periods presented, except for certain corporate overhead costs which remain in continuing operations.
In connection with the 2016 disposition, the Company entered into a transition services agreement pursuant to which Insulet is providing various services to Liberty Medical on an interim transitional basis. The services generally commenced on the separation date and terminate six months following the closing. Services provided by Insulet include certain information technology and back office support. The charges for such services are generally intended to allow the service provider to recover all out-of-pocket costs. Billings by Insulet under the transition services agreement will be recorded as a reduction of the costs to provide the respective service in the applicable expense category in the consolidated statements of operations. This transitional support is to provide Liberty Medical the time required to establish its stand-alone processes for such activities that were previously provided by Insulet as described above and does not constitute significant continuing support of Liberty Medical's operations.
Following the disposition, the Company entered into a distribution agreement with the Neighborhood Diabetes subsidiary of Liberty Medical to continue to act as a distributor for the Company's products.
The following is a summary of the operating results of Neighborhood Diabetes included in discontinued operations:

	Years Ended December 31,
(In thousands)	2015	2014	2013
Discontinued operations:
Revenue	$60,332	$57,399	$61,945
Cost of revenue	45,449	41,237	39,319
Gross profit	14,883	16,162	22,626
Operating expenses:
Sales and marketing	9,945	10,292	10,518
General and administrative(1)	16,967	9,293	14,568
Total operating expenses	26,912	19,585	25,086
Interest and other income (expense), net	190	(55)	44
Loss from discontinued operations before taxes	(11,839)	(3,478)	(2,416)
Income tax expense	(79)	(82)	(78)
Loss from discontinued operations	$(11,918)	$(3,560)	$(2,494)

(1)	Included in general and administrative expenses for the year ended December 31, 2015 is a charge of $9.1 million related to the impairment of the Neighborhood Diabetes asset group.
Depreciation and amortization expense included in discontinued operations was $3.3 million, $4.5 million and $5.4 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The following is a summary of the Neighborhood Diabetes assets and liabilities presented as discontinued operations:

	December 31, 2015	December 31, 2014
(In thousands)
ASSETS
Accounts receivable, net	$5,857	$4,639
Inventories, net	2,019	1,649
Prepaid expenses and other current assets	1,376	1,352
Current assets of discontinued operations	9,252	7,640
Property and equipment, net	—	127
Intangible assets, net	1,788	14,064
Goodwill	140	140
Other non-current assets	28	23
Long-term assets of discontinued operations	1,956	14,354
Total assets of discontinued operations	$11,208	$21,994
LIABILITIES
Accounts payable	$3,436	$2,079
Accrued expenses and other current liabilities	1,883	5,853
Current liabilities of discontinued operations	5,319	7,932
Total liabilities of discontinued operations	$5,319	$7,932

Net operating cash flows used by discontinued operations were $3.2 million for the year ended December 31, 2015. Net operating cash flows provided by discontinued operations were $0.2 million, and $0.3 million for the years ended December 31, 2014 and 2013, respectively.